SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2003


                               GENERAL MILLS, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                        1-1185                    41-0274440
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(State of Incorporation)             (Commission                (IRS Employer
                                     File Number)            Identification No.)


Number One General Mills Boulevard
     Minneapolis, Minnesota                                         55426
     (Mail:  P.O. Box 1113)                                     (Mail: 55440)
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (763) 764-7600


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ITEM 5. OTHER EVENTS.

On October 15, 2003, the Registrant issued a press release to report that it had received a formal request for information from the Securities and Exchange Commission concerning its sales practices and related accounting. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits. The following exhibit is filed as part of this report:
            --------

            99.1 Press release of General Mills, Inc. dated October 15, 2003


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 22, 2003

                                               GENERAL MILLS, INC.


                                               By: /s/ Siri S. Marshall
                                                   -----------------------------
                                                   Name:  Siri S. Marshall
                                                   Title: Senior Vice President,
                                                          General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number                                     Description
------                                     -----------

  99.1              Press release of General Mills, Inc. dated October 15, 2003.